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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: March 5, 2002




                             INTELEFILM CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MINNESOTA                     0-21534                 41-1663712
----------------------------     ---------------------     ---------------------
(State or other jurisdiction     (Commission File No.)     (IRS Employer ID No.)
     of incorporation)


        6385 Old Shady Oak Road, Suite 290, Eden Prairie, Minnesota 55344
        -----------------------------------------------------------------
                    (Address of principal executive offices)

                                 (952) 925-8840
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

                (a) Reference is made to the Press Release issued to the public by the Registrant on February 28, 2002, and attached as an exhibit, relating to the completion of the sale the stock of its commercial production subsidiaries, Curious Pictures Corporation and DCODE, Inc. to a group led by the Curious Pictures management team.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits

            99.1              Press Release dated February 28, 2002



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2002                        iNTELEFILM Corporation


                                            /s/ Mark A Cohn
                                            ------------------------------------
                                            Mark A. Cohn
                                            ITS: Chief Executive Officer

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                                  EXHIBIT INDEX

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
99.1              Press Release dated February 28, 2002



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